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                                                                   EXHIBIT 10.23

                      GUARANTEE AND POSTPONEMENT OF CLAIM


TO:      NBD BANK

         FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned MEDAR CANADA, LTD., hereby guarantee(s) payment on demand to NBD BANK, a Michigan banking corporation (hereinafter called the "Bank") of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by MEDAR, INC., AUTOMATIC INSPECTION DEVICES, INC. AND INTEGRAL VISION, LTD., or any one of them, whether joint, joint and several, or several (hereinafter collectively and inividually referred to as the "Customer") to the Bank or remaining unpaid by the Customer to the Bank, heretofore or hereafter incurred or arising and whether incurred by or arising from agreement or dealings between the Bank and the Customer or by or from any agreement or dealings with any third party by which the Bank may be or become in any manner whatsoever a creditor of the Customer or however otherwise incurred or arising anywhere within or outside the country where this guarantee is executed and whether the Customer be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter call the "Liabilities"); the liability of the undersigned hereunder is unlimited and includes interest from the date of demand for payment at the rate of the Bank's Prime Interest Rate.

         AND THE UNDERSIGNED HEREBY AGREE(S) WITH THE BANK AS FOLLOWS:

         (1) The Bank may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes other guarantees) from giving credit or making loans or advances to, accept compositions from and otherwise deal with, the customer and others and with all securities as the Bank may see fit, and may apply all moneys at any time received from the Customer or others or from securities upon such part of the Liabilities as the Bank deems best and change any such application in whole or in part from time to time as the Bank may see fit, the whole without in any way limiting or lessening the liability of the undersigned under this guarantee, and no loss of or in respect of any securities received by the Bank from the customer or others, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the liability of the undersigned under this guarantee.

         (2) This guarantee shall be a continuing guarantee and shall cover all the Liabilities, and it shall apply to and secure any ultimate balance due or remaining unpaid to the Bank.
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         (3)     The Bank shall not be bound to exhaust its recourse against the Customer or others or any securities it may at any time hold before being entitled to payment from the undersigned of the liabilities. The undersigned renounces to all benefits of discussion and division.

         (4) The undersigned may, by notice in writing delivered to the Manager of the branch or agency of the Bank receiving this instrument, determine its liability under this guarantee in respect of liabilities thereafter incurred or arising but not in respect of any laibilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice the Bank may fulfill any requirements of the customer based on agreements express or implied made prior to the receipt of such notice and any resulting liabilities shall be covered by this guarantee.

         (5) All indebtedness and liability, present and future, of the Customer to the undersigned are hereby assigned by the Bank and postponed to the Liabilities, and all moneys received by the undersigned in respect thereof shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, the whole without in any way limiting or lessening the liability of the undersigned under the foregoing guarantee; and this assignment and postponement is independent of the said guarante and shall remain in full effect notwithstanding that the liability of the undersigned under the said guarantee may be extinct. The term "Liabilities", as previously defined, for purposes of the postponement feature provided by this agreement, and this section in particular, includes any funds advanced or held at the disposal of the Customer under any line(s) of credit.

         (6) This guarantee and agreement shall not be affected by the death or loss or diminution of capacity of the undersigned or any of them or by any change in the name of the Customer or in the membership of the Customer's firm through the death or retirement of one or more partners or the introduction of one or more other partners of otherwise, or by the acquisition of the customer's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of the customer, or by the customer's business going amalgamated with a corporation, but shall notwithstanding the happening of any such event continue to apply to all the Liabilities whether theretofore or therafter incurred or arising and in this instrument the word "Customer" shall include every such firm and corporation.

         (7) This guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Bank, and all dividends, compositions, proceeds or security valued and payments received by the Bank
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from the customer or from others or from estates shall be regarded for all purposes as payments in gross with out any rights on the part of the undersigned to claim in reduction of the liability under this guarantee the benefit of any such dividends, compositions, proceeds or payments or any securities held by the Bank or proceeds thereof, and the undersigned shall have no right to be subrogated in any rights of the Bank until the Bank shall have received payment in full of the liabilities.

         (8) The undersigned hereby grants to the Bank the right to set off against any and all accounts, credits or balances maintained with the Bank or at any affiliate of the Bank, including without limitation at NBD Bank Canada, the aggregate amount of any and all Liabilities of the undersigned hereunder if and when the same shall become due and payable.

         (9) All moneys received by the Bank in respect of the Liabilities may be applied on such part or parts of the Liabilities as the Bank may see fit and the Bank shall at all times and from time to time have the right to change any appropriation of any moneys received by it and to re-apply the same on any other part or parts of the Liabilities as the Bank may see fit, notwithstanding any previous application by whomsoever made.

         (10) Without in any manner limiting the generality of the foregoing, the undersigned agrees that the Bank may, from time to time, consent to any action or non-action of the Customer which, in the absence of such consent, violates or may violate any agreement or agreements between the Customer and the Bank relating to any of the Liabilities, with or without consideration and on such terms and conditions as may be acceptable to the Bank, without in any manner affecting or impairing the liability of the undersigned hereunder.

         (11) The undersigned shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular every such further act, deed, transfer, assignment, assurance, document and instrument as the Bank may reasonably require for the better accomplishing and effectuating of this guarantee and the provisions contained herein, and every officer of the Bank and each of them irrevocably appointed attorneys or attorney to execute in the name and on behalf of the undersigned any document or instrument for the said purpose.

         (12) All moneys, advances, renewals and credits in fact borrowed or obtained from the Bank shall be deemed to form part of the Liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any
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irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits, the whole whether known to the Bank or not; and any sum which may not be recoverable from the undersigned on the footing of a guarantee shall be recoverable from the undersigned as sole or principal debtor in respect thereof and shall be paid to the Bank on demand with interest and accessories.

         (13) This guarantee is in addition to and not in substitution of any other guarantee, by whomsoever given, at any time held by the Bank, and any present or future obligation to the Bank incurred or arising otherwise than under a guarante, of the undersigned or any of them or of any other obligant, whether bound with or apart from the Customer; excepting any guarantee surrendered for cancellation on delivery of this instrument.

         (14) The undersigned and each of them shall be bound by any account settled between the Bank and the Customer, and if no such account has been so settled immediately before demand for payment under this guarantee any account stated by the Bank shall be accepted by the undersigned as conclusive evidence of the amount which at the date of the account so stated is due by the Customer to the Bank or remains unpaid by the Customer to the Bank.

         (15) This guarantee shall continue to be effective or be reinstated (as the case may be) if at any time payment by the Customer or all or any part of the Liabilities of the Customer to the Bank is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer or otherwise, all as if such payment to the Bank had not been made.

         (16) This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the undersigned that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with, unless at the time of receipt of this instrument by the Bank each signatory thereof obtains from the Manager of the branch or agency of the Bank receiving this instrument a letter setting out the terms and conditions under which this instrument was delivered and the conditions, if any, to be observed before it becomes effective.

         (17)    a.       The undersigned agrees to make immediate payment to
the Bank of all Liabilities owing or payable to the Bank upon receipt of a demand for payment therefor by the Bank to the undersigned in writing. Each payment to be made by the undersigned in respect of the Liabilities shall be payable in the currency in which such Liabilities are denominated, and shall be
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made --

                 (i)      without set-off or counterclaim; and

                 (ii) free and clear of and without deduction or withholding for or on account of any present or future taxes unless the undersigned is compelled by law to make payment subject to such taxes.

                 b. All taxes in respect of the Guaranty or any amounts payable or paid under this Guarantee shall be paid by the undersigned when due and in any event prior to the date on which penalties attach thereto. The undersigned will indemnify the Bank against and in respect of all such taxes.

                          Without limiting the generality of the foregoing, if
any taxes or amounts in respect thereof must be deducted or withheld from any amounts payable or paid by the undersigned under this Guarantee, the undersigned shall pay such additional amounts as may be necessary to ensure that the Bank receives a net amount equal to the full amount which it would have received had payment not been made subject to such taxes. Within thirty
(30) days of each payment by the undersigned under this Guarantee of taxes or in respect of taxes, the undersigned shall deliver to the Bank satisfactory evidence (including originals, or certified copies, of all relevant receipts) that such taxes have been duly remitted to the appropriate authority or authorities.

         (18) If for the purposes of obtaining judgement in any court in any jurisdiction with respect to this Guarantee, it becomes necessary to convert into the currency of such jurisdiction (herein called the "Judgement Currency") any amount due under this Guarantee in US currency, then conversion shall be made at the rate of exchange prevailing on the business day before the day on which judgement is given. For this purpose, "rate of exchange" means the rate at which the Bank would , on the relevant date, be prepared to sell a similar amount of US currency in Detroit, Michigan, against the Judgement Currency. In the event that there is a change in the rate of exchange prevailing between the business day before the day on which the judgement is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgement Currency which then converted at the rate of exchange prevailing on the date of payment is the amount then due under this Guarantee in US currency.

         (19) No suit based on this guarantee shall be instituted until demand for payment has been made, and demand for payment shall be deemed to have effectually made upon any guarantor if and when an envelope containing such demand, addressed to such guarantor at the address of such guarantor last known to the
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Bank, is posted, postage prepaid, in the post office, and in the event of the death of any guarantor demand for payment addressed to any of such guarantor's heirs, executors, administrators or legal representatives at the address of the addressee last known to the Bank and posted a aforesaid shall be deemed to have effectually made upon all of them. Moreover, when demand for payment has been made, the undersigned shall also be liable to the Bank for all legal costs (on a solicitor and customer basis) incurred by or on behalf of the Bank resulting from any action instituted on the basis of this guarantee. All payments hereunder shall be made to the Bank at a branch or agency of the Bank.

         (20) This instrument covers all agreements between the parties hereto relative to this guarantee and assignment and postponement, and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein.

         (21) This guarantee and agreement shall extend to and enure to the benefit of the Bank and its successors and assigns, and every reference herein to the undersigned or to each of them or to any of them, is a reference to and shall be construed as including the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned or of each of them or of any of them, as the case may be, to and upon all of whom this guarantee and agreement shall extend and be binding.

         (22) Prime Interest Rate is the annual rate of interest announced from time to time by NBD BANK as a reference rate then in effect for determining interest rates on US dollar commercial loans in the United States.

         (23) This instrument shall be governed by the laws of the Province of Ontario and the undersigned agrees that any legal suit or action or other proceedings arising out of or relating to this agreement may be brought in the courts of such province, and the undersigned hereby irrevocably accepts and submits to the non-exclusive jurisdiction of such courts and agrees to be bound by any judgement thereof.

GIVEN UNDER SEAL THIS 10TH DAY OF AUGUST, 1995.


SIGNED, SEALED AND DELIVERED
    in the presence of                     MEDAR CANADA, LTD.

/s/ Richard R. Current                     By:/s/ Charles J. Drake
                                                  Charles J. Drake
                                                  Its:  President